WEYERHAEUSER Investor Presentation March 2026 Contact Us: (206) 539-3907 Exhibit 99.1

Forward-Looking Statements This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation with respect to the following: our strategic goals and targets and key initiatives including our goal to add $1.5 billion of incremental Adjusted EBITDA to our results measured against a 2024 baseline, create long-term shareholder value and achieve exceptional total shareholder return by 2030, including expected contributions from each of our business segments and enterprise initiatives and related assumptions, projections, goals, targets and drivers; expected levels of demand for wood fiber and our products and related price impacts, including our growth projections for U.S. housing demand and repair and remodel activity, adoption of wood-based building, demand for mass timber, expansion of voluntary carbon markets and demand for renewable energy sources; anticipated development of new market for metallurgical biocarbon and related joint venture partnership expectations; completion and expected financial contributions of new engineered wood products facility; our sustainability goals including without limitation our 2030 greenhouse gas emissions reduction target and our 2040 net-zero emissions goal; expected growth in export markets; our cash dividend framework including the sustainability of our base dividend and our target percentage return to shareholders of Adjusted Funds Available for Distribution (Adjusted FAD) through base dividends, supplemental cash dividends and/or share repurchases; our capital structure including our investment grade credit rating and our liability management practices; and our outlook for average annual capital expenditures through 2030. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and may be identified by our use of certain words in such statements, including without limitation words such as “committed,” “expected,” “emerging,” “future,” “growing,” “initiative,” “maintain,” “opportunity,” “outlook,” “potential,” “recurring,” “sustainable,” “target,” “will,” and similar words or phrases using such words, as well as references to future dates. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, trends, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals, targets, expected performance through or events to occur by or at a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that are difficult to predict and often are beyond the company’s control. These risks, uncertainties and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements, or all of the foregoing. Such risks, uncertainties and other factors include without limitation: the effect of general economic conditions, including employment rates, interest rates, inflation rates, housing starts, general availability of financing for home mortgages and the relative strength of the U.S. dollar; market demand and pricing for the company's products, including market demand and pricing for our timberland properties with higher and better uses which is related to, among other factors, the strength of the various U.S. business segments and U.S. and international economic conditions; changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Japanese yen, the Chinese yuan, and the Canadian dollar, and the relative value of the euro to the yen; U.S. trade policy and resulting restrictions on international trade and tariffs imposed on imports or exports; the availability and cost of shipping and transportation; economic activity in Asia, especially Japan, India and China; performance of our manufacturing operations, including maintenance and capital requirements; potential disruptions in our manufacturing operations; the level of competition from domestic and foreign producers; the successful execution of our internal plans and strategic initiatives, including cost reduction initiatives; our ability to hire and retain capable employees; the successful and timely execution and integration of our strategic acquisitions, including our ability to realize expected benefits and synergies, and the successful and timely execution of our strategic divestitures, each of which is subject to a number of risks and conditions beyond our control including, but not limited to, timing and required regulatory approvals or the occurrence of any event, change or other circumstances that could give rise to a termination of any acquisition or divestiture transaction under the terms of the governing transaction agreements; demand and continued market development for emerging renewable energy, carbon credits and carbon sequestration; raw material availability and prices; the effect of weather; changes in global or regional climate conditions and governmental response to such changes; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; the effects of significant geopolitical conditions or developments such as significant international trade disputes or domestic or foreign terrorist attacks, armed conflict and political unrest; the occurrence of regional or global health epidemics and their potential effects on our business, results of operations, cash flows, financial condition and future prospects; energy prices; transportation and labor availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of employee retirements as it relates to the cost of pension benefits and changes in the market price of our common stock on charges for share-based compensation; the accuracy of our estimates of costs and expenses related to contingent liabilities and the accuracy of our estimates of charges related to casualty losses; changes in accounting principles; and other risks and uncertainties identified in our 2025 Annual Report on Form 10-K, as well as those set forth from time to time in our other public statements, reports, registration statements, prospectuses, information statements and other filings with the SEC. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward-looking statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the company's business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. GAAP. Management believes such non-GAAP measures may be useful to investors by providing helpful context in understanding the company’s performance. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies. Except for certain forward-looking non-GAAP measures, a reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation.

TABLE OF CONTENTS 3 1. New segment name for Real Estate, Energy & Natural Resources, effective 2026 Q1. Company Overview Unmatched Portfolio Industry-Leading Performance Disciplined Capital Allocation Investment Thesis | Foundational Strengths | Accelerated Growth Strategy Timberlands | Strategic Land Solutions1 | Wood Products Operational Excellence | Relative Competitive Performance | Innovation Shareholder Returns | Capital Expenditures | Capital Structure Appendix Market Dynamics & Fundamentals | Supplemental Information Strong ESG Foundation Sustainability Strategy | ESG Performance | Carbon Record

4 WEYERHAEUSER INVESTMENT THESIS Unmatched Portfolio Industry-Leading Performance Accelerated Growth Disciplined Capital Allocation Foundational Strengths Expertise | Sustainability | Operational Excellence | Innovation Driving Superior Shareholder Value

Unmatched Portfolio With Complementary Industry-Leading Businesses Timberlands We Are The Largest Private Owner Of Timberlands In North America Unrivaled portfolio with premium assets across all major woodbaskets 10+ million acres held in the U.S. & 13 million acres licensed in Canada2 Wood Products Value Accelerators We Capture The Highest Value From Every Acre Expertise & technology platform enable end-to-end portfolio value creation Leader in Climate Solutions opportunities We Are One Of North America’s Largest Low-Cost Manufacturers Industry-leading scale & brand Diversified mix of high-quality products 33 manufacturing facilities operating across North America 22 distribution centers in the largest U.S. homebuilding markets3 We Have Built An Enduring High-Performance Culture Strong track record of portfolio management & business development Industry leaders in OpX, innovation & sustainability Growing suite of technology platforms to accelerate growth & performance 5 New segment name for Real Estate, Energy & Natural Resources, effective 2026 Q1. Excludes timber licenses in British Columbia, which are expected to be transferred to the buyer of WY’s former lumber mill in Princeton, B.C. 3. Includes recently added distribution centers in Spokane, WA, Billings, MT and Gallatin, TN. The distribution center in Gallatin is expected to commence operations in late 2026. Strong Foundation With Distinct Competitive Advantages WE ARE IN A CLASS BY OURSELVES Strategic Land Solutions1

We Create & Capture Superior Value At Every Step OUR INTEGRATED MODEL IS INTENTIONAL & STRATEGIC DIVERSE CUSTOMER MIX that fully values our quality, scale, reliability & sustainable practices PROPRIETARY SEEDLINGS yield superior growth, wood quality & survival characteristics CUSTOMIZED PLANTING deploys the best genetic material for each acre on our land base TARGETED SILVICULTURE generates superior volume & value in each geography LOW-COST PRODUCER that achieves top margin for lumber, panels & engineered wood REAL ESTATE Maximizing the value from each acre via higher-and-better-use & development parcels NATURAL RESOURCES Steady, recurring rents & royalties from surface & subsurface assets DELIVERED LOG MODEL captures maximum value from each tree using data-driven optimization HARVEST AND HAUL efficiency & logistics capabilities for low-cost & reliable operations HEALTHY FORESTS that are diverse, productive & grown sustainably to financial maturity OPTIMAL RAW MATERIALS to maximize mill margins through cost-effective fiber procurement CLIMATE SOLUTIONS Capitalizing on opportunities across our land base through carbon, renewable energy, mitigation & conservation outcomes

Recycling Capital To Enhance Value & Quality Divested ~$850MM of non-core Timberlands 2022-20252 Completed More Than $1.2B Of High-Quality Acquisitions 2022-2025 Increased Annual Adjusted EBITDA3 To $119MM 2025 TIMBERLANDS CLIMATE SOLUTIONS Developed deep expertise & built a strong pipeline of opportunities Significant Upside As Markets Continue To Develop Well positioned to increase production over the next several years We Have Considerable Leverage To Changes In Lumber Pricing Made Disciplined Capital Investments To Enable Nearly 1BBF Of Incremental Production LUMBER INDUSTRY-LEADING PERFORMANCE CASH RETURNS Captured ~$210MM In OpX Improvements Across Our Businesses 2022-2025 #1 In Adjusted EBITDA Margin In All Our Manufacturing Businesses4 5-Year Average Increased Our Sustainable Base Dividend By >5% Annually, 2022-2025 Returned Total Cash Of >$6B To Shareholders 2021-20255 1. Multi-year targets established at Investor Day in September 2021. 2. Includes proceeds from divestiture in Virginia announced in 2025 and closed in 2026 Q1. 3. Adjusted EBITDA for Climate Solutions is included in Strategic Land Solutions segment results. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. 4. From 2021-2025, compared to Boise Cascade, Canfor, Interfor, Louisiana-Pacific and West Fraser. Based on public filings and includes only North American operations. Lumber Adj. EBITDA margin includes recurring expenses for softwood lumber countervailing and anti-dumping duties for all companies. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. 5. 2025 cash return included $606 million of quarterly base dividends and $160 million of share repurchase. Successful Delivery Of 2025 Year-End Targets 1 STRONG TRACK RECORD OF PERFORMANCE IMPROVEMENT

TARGETING $1.5 BILLION OF INCREMENTAL ADJUSTED EBITDA BY 20302 Cash Return Target Remains Intact At 75-80% Of Adjusted FAD On An Annual Basis 3 8 1. See December 2025 Investor Day Presentation for additional information on 2030 accelerated growth strategy. 2. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 3. See appendix for definition of Adjusted Funds Available for Distribution (FAD). CATALYZING GROWTH through initiatives across our portfolio ENHANCING CASH FLOW PER SHARE and improving earnings stability STRONG FOUNDATION of expertise, OpX, innovation & sustainability Launched New Strategy To Drive Significant Value Creation1 ACCELERATING GROWTH THROUGH 2030

9 1. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 2. See December 2025 Investor Day Presentation for additional information on identified growth initiatives. 3. New segment name for Real Estate, Energy & Natural Resources, effective 2026 Q1. 4. See December 2025 Investor Day Presentation for product pricing uplift considerations and assumptions. Driving $1.5 Billion Of Incremental Adjusted EBITDA1 – Measured Against 2024 Baseline ACCELERATED GROWTH ROADMAP TO 2030

Numerous Growth Levers To Drive Success Ongoing Opportunistic A&D Activity Western Harvest Volume Increase New Demand Outlets Product Uplift Opportunities Southern Export Expansion Real Estate Development Construction Materials Forest Carbon Renewable Energy Carbon Capture & Sequestration Mitigation & Conservation Biocarbon Sawlog Pricing Uplift Larger-Scale M&A Emerging Climate Solutions Opportunities Land Banking & AI Data Centers Capitalize On Strategic Lumber Investments Monticello TimberStrand® Facility Distribution Footprint Expansion Product Development Sales & Marketing Excellence Product Pricing Uplift Further EWP Organic Growth Larger-Scale M&A Integration Excellence Artificial Intelligence Innovation & Automation Cost Initiatives Supply Chain Optimization Incremental Innovation & Artificial Intelligence Benefits Timberlands Strategic Land Solutions1 Enterprise Initiatives 1. New segment name for Real Estate, Energy & Natural Resources, effective 2026 Q1. 2. Represents incremental Adjusted EBITDA measured against 2024 baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 3. See December 2025 Investor Day Presentation for additional information on identified growth initiatives. $1 Billion Of Line-Of-Sight Growth Initiatives By 2030 2,3 Additional Potential Catalysts Most Are Already Under Way & Within Our Control Wood Products

FUNDAMENTAL DRIVERS SUPPORTING LONG-TERM GROWTH Strong demographic trends support housing demand U.S. housing remains significantly underbuilt Housing stock continues to age supporting healthy R&R demand Building codes allow for increased wood use in tall buildings Mass timber demand expected to increase 150% by 20301 WY Wood Products expected to benefit from market expansion Emerging markets will drive significant demand Traditional global fiber supply regions in structural decline U.S. is best positioned to meet increasing global demand Voluntary carbon market continues to expand Renewables will scale with increasing demand for power Most companies are maintaining or accelerating sustainability efforts2 1. Represents forecasted North American CLT consumption measured against 2024 baseline. Source: FEA Global Mass Timber Service 2025 Annual Report. 2. Source: Harvard Business Review, September 2025. Favorable Long-Term U.S. Housing & R&R Demand Increased Adoption Of Wood-Based Building Rising Global Demand For Wood Fiber Increased Demand For Climate Solutions We Are Well Positioned To Capitalize On Opportunities Across Our Integrated Portfolio

12 UNMATCHED PORTFOLIO Our Quality, Diversity & Scale Cannot Be Replicated Timberlands Strategic Land Solutions1 Wood Products 1. New segment name for Real Estate, Energy & Natural Resources, effective 2026 Q1.

LARGEST Private Timberlands Owner In The U.S. 125 YEARS Of Unmatched Expertise SIGNIFICANT SUPPLIER In Every Region Approximate acreage, based on year-end 2025. An additional 13 million acres of timberlands are managed under long-term licenses in Canada, excluding timber licenses in British Columbia, which are expected to be transferred to the buyer of WY’s former lumber mill in Princeton, B.C. 1. South acreage adjusted for divestiture in Virginia, announced in 2025 and closed in 2026 Q1. WEST 2.5 Million Acres NORTH 1.2 Million Acres SOUTH 6.6 Million Acres1 Premium Southern Yellow Pine Diverse Hardwoods & Softwoods High-Value Douglas Fir Superior Holdings Create Value Today & Tomorrow TIMBERLANDS PORTFOLIO

TIMBERLANDS: HIGHLIGHTS Our Competitive Advantages Exceptional quality & productivity Unmatched timber-growing expertise Unparalleled scale & market access Superior delivered model & supply chain Diverse customer mix to capture value REVENUE BY END MARKET (2021-2025) Third-Party Domestic 53% WY Mills 26% Export 21% Optionality Drives Enhanced Margins Adjusted EBITDA2,3 by Region (2021-2025) Diversification & Scale Across All Major Markets North: 1% ~$650 MILLION Adjusted EBITDA2 5-Year Average ENDURING VALUE ACROSS MARKET CYCLES Our Growth Initiatives Ongoing Opportunistic A&D Activity New Demand Outlets & Product Uplift Opportunities Southern Export Expansion $150 MILLION of Adj. EBITDA Uplift by 20301 Western Harvest Volume Increase 1. Multi-year target established at Investor Day in December 2025. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. See Investor Day Presentation for additional information on growth initiatives. 2. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. 3. Other Timberlands Adjusted EBITDA is excluded.

We Are The Largest Timber REIT With Superior Scale, Execution & Optionality TIMBERLANDS COMPETITIVE POSITION Sources: Forisk Ownership Database 2025, public filings, WY reports Acres In Millions U.S. Weyerhaeuser1 10.3 Rayonier2 4.1 87% 76% 24% 13% 3rd Party Log Sales Internal Log Sales 2,5 Log Sales Volumes In Million Tons (2025) 0 5 10 15 20 25 30 35 Our Peer-Leading Scale & Integrated Manufacturing Allows Us To Flex Volumes & Maximize Overall Returns Industry-Leading Silviculture & Harvesting Costs3 #1 In Adj. EBITDA Per Acre In The West 4 1st Our Substantial Delivered Log Model Enables Us To Capture Higher Margins WY RYN 2,6 Delivered Stumpage 1. Approximate acreage, based on year-end 2025 and adjusted for divestiture in Virginia, announced in 2025 and closed in 2026 Q1. 2. Rayonier and PotlatchDeltic completed their merger on January 30, 2026. Data reflects the combined entity. 3. Based on most recent Forisk Silviculture Survey for each region. 4. From 2012-2025, based on public filings. Compared to NCREIF and stand-alone Rayonier. See appendix for definition of Adjusted EBITDA Per Acre and reconciliation to GAAP amounts. Sources: Public filings, WY reports 5. Based on WY analysis. Data shown reflects a combination of stand-alone Rayonier for full year 2025 and PotlatchDeltic data for the last twelve months through 2025 Q3. For PotlatchDeltic, assumes pulpwood and stumpage reported volumes are sold to third party customers. Sources: Public filings, WY reports Delivered vs. stumpage sales volumes for full year 2025. 6. Based on WY analysis. Data shown reflects a combination of stand-alone Rayonier for full year 2025 and PotlatchDeltic data for the last twelve months through 2025 Q3. . TIMBER REIT OWNERSHIP

Unrivaled Market Position & Supply Chain Expertise WEYERHAEUSER TIMBERLANDS EXPORT MARKETS Scale + Consistent Product Quality + Supply Chain Reliability = Export Competitive Advantage UNIQUE JAPAN EXPORT BUSINESS Multi-decade relationships supplying post & beam housing market Western timberlands ownership provides premium logs at unrivaled scale Largest log export facility in North America creates substantial supply chain advantage & efficiencies OTHER WY EXPORT MARKETS Direct-to-customer strategy facilitates consistent demand Flexibility to quickly respond to shifts in global wood demand Southern exports positioned to grow Targeting new geographies & growing demand for wood fiber, biomass & pellets Southern Exports Western Exports 1. Percentages based on average full year Timberlands export log sales. Less than 0.5% of export log revenue associated with sales to other markets. Other Markets 16

Unmatched Quality, Scale & Market Access WESTERN TIMBERLANDS Sources: Forisk Ownership Database 2025, public filings, WY reports Washington Oregon TIMBER REIT OWNERSHIP Acres In Millions West Weyerhaeuser 2.5 Rayonier1 0.9 1. Rayonier and PotlatchDeltic completed their merger on January 30, 2026. Data reflects the combined entity and includes 0.6 million acres in Idaho (not shown on map). 2. From 2012-2025, based on public filings. Compared to NCREIF and stand-alone Rayonier. See appendix for definition of Adjusted EBITDA Per Acre and reconciliation to GAAP amounts. 3. Timber species percentages are as of December 31, 2025. 4. Five-year average (2021-2025). Chart reflects export volumes as a percentage of total western log sales volumes. Douglas Fir 83% 11% 6% Whitewood Other Domestic 76% Export 24% We Ship ~2 Million Tons To High-Value Export Markets 4 Our Timber Inventory Is Primarily High-Value Species3 We have premium timberlands west of the Cascade mountains We hold the #1 position in Adjusted EBITDA per acre2 Our markets are highly tensioned, with domestic & export optionality Sawlogs are approximately 90% of our harvest volume

Peer-Leading Scale & Market Access SOUTHERN TIMBERLANDS WY2 Sources: Forisk Ownership Database 2025, public filings, WY reports 1. Represents completed new sawmill capacity in 2017-2025. 2. Approximate acreage, based on year-end 2025 and adjusted for divestiture in Virginia, announced in 2025 and closed in 2026 Q1. 3. Rayonier and PotlatchDeltic completed their merger on January 30, 2026. Data reflects the combined entity. We have significant scale across the South with access to grade & fiber markets Concentration risk is limited in any one market New capacity in the South supports future growth across our ownership We are going on offense to create alternative end-markets for our fiber logs & mill residuals Well positioned to serve growing Asian export markets NC/VA GA/FL/SC MS/AL TIMBER REIT OWNERSHIP Weyerhaeuser2 Rayonier3 RYN3 18 ~70% Of New Capacity In States With Strong WY Holdings1 AR/OK/TX/LA

Timber Free Cash Flow3 $ In Millions 5-Year Annual Average Timber Free Cash Flow Yield2 5-Year Annual Average Harvest Tons In Thousands 5-Year Annual Average Acres Transacted In Thousands Significantly Increased Harvest Volumes & Cash Flows On Fewer Acres Weyerhaeuser Timberlands A&D Performance: 2020 – 20251 Net Change +$59 Million Net Change +3.3% Net Change +1.5 Million Tons Net Change -780 Thousand Acres Includes proceeds from divestiture in Virginia announced in 2025 and closed in 2026 Q1. See appendix for definition of free cash flow yield and statement on this non-GAAP measure. Timber Free Cash Flow defined as Timberlands EBITDA generated less capital expenditures to support operations. Recycled Capital To Enhance Portfolio Value Active timberlands portfolio management 19 DIVESTITURES ~$1.7 Billion1 Generated From Non-Strategic Acres ACQUISITIONS ~$1.8 Billion Deployed Into Strategic Acquisitions  Disciplined Approach To Enhancing Cash Flows & Portfolio Value

Sustainable Forestry | Carbon Sequestration | Supporting Biodiversity 100% OF OUR TIMBERLANDS ARE REFORESTED AFTER HARVEST WE HARVEST ONLY 2% OF OUR FORESTS ON AVERAGE EACH YEAR WE LEAVE TREE BUFFERS ALONG WATERWAYS TO PROTECT AQUATIC HABITAT WE CERTIFY 100% OF OUR TIMBERLANDS TO THE SUSTAINABLE FORESTRY INITIATIVE® STANDARD OUR WORKING FORESTS CONTRIBUTE TO CLIMATE CHANGE SOLUTIONS WE PARTICIPATE IN CONSERVATION AGREEMENTS ACROSS OUR TIMBERLANDS TIMBERLANDS SUSTAINABILITY We Balance Our Harvesting With A Strong Foundation Of Environmental Stewardship WE PLANT MORE THAN 100 MILLION TREES EACH YEAR

Maximizing The Value Of Every Acre STRATEGIC LAND SOLUTIONS BUSINESS 1 Three Distinct Business Lines Driving Value Across Our Portfolio West South North END-TO-END PORTFOLIO MANAGEMENT ACROSS 10+ MILLION ACRES 1. New segment name for Real Estate, Energy & Natural Resources, effective 2026 Q1. REAL ESTATE NATURAL RESOURCES CLIMATE SOLUTIONS 21

STRATEGIC LAND SOLUTIONS: HIGHLIGHTS Our Competitive Advantages Unmatched scale & sophistication Proven ability to deliver significant premium to timber value Peer-leading growth from Climate Solutions Proprietary technology platform Strong partnerships ~$340 MILLION Adjusted EBITDA2 5-Year Average 2020 2023 Climate Solutions Natural Resources Real Estate Growing Segment Run Rate Adjusted EBITDA2 $ In Millions $320 1. Multi-year target established at Investor Day in December 2025. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. See Investor Day Presentation for additional information on growth initiatives. 2. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Strategic Land Solutions is the new segment name for Real Estate, Energy & Natural Resources, effective 2026 Q1. 2025 $411 $241 Real Estate Development & Construction Materials +$60 MILLION Our Growth Initiatives Climate Solutions +$170 MILLION Consistent RELIABLE CASH Generation $230 MILLION of Adj. EBITDA Uplift by 20301

Higher & Better Use 1+ million acres identified Typically sell <1% of our timberland acres annually Delivering 100%+ premiums to timber value1 Programmatic retail land sales to recreational & private buyers Active quarries with expansion opportunities across 12 states 46 active quarries with ~30 million tons of annual production serving 18 markets Operated & managed by industry-leading construction material companies 2-5x multiple of timber value from small land tracts Construction Materials NATURAL RESOURCES Long-term, Recurring Rents & Royalties Development Entitling and selling residential & commercial parcels 23 REAL ESTATE & NATURAL RESOURCES BUSINESSES Continually Deliver Strong Cash Flow & Premiums To Timber Value REAL ESTATE South 81% North 8% West 11% HBU Acreage By Region2 Anchor projects in numerous growth markets Proven track record across all development phases Opportunity to capture significant premiums at 2-20x multiple of timber value3 More Than 150,000 ACRES With Real Estate Development Potential from construction materials and other natural resources 3. Multiple varies by development phase. See December 2025 Investor Presentation for additional details on Real Estate Development premiums and go-to-market strategy. 1. Annually, 2022-2025. 2. As of December 31, 2025.

Delivering Tangible Results Through Expertise, In-House Development & Strong Partnerships CLIMATE SOLUTIONS BUSINESS FOREST CARBON MITIGATION & CONSERVATION RENEWABLE ENERGY CARBON CAPTURE & SEQUESTRATION 12-15x Timber Adj. EBITDA OPERATIONAL SOLAR SITE 1.5x Timber Value NPV Uplift Over Timber-ONLY OPERATIONS1 Up to 5x Timber Adj. EBITDA POST INJECTION 3-5x Timber Value FOR MITIGATION BANKING In-house specialists with sophisticated development & transaction capabilities Diverse & large-scale ownership enables a variety of solutions Established businesses with a track record of delivering steady cash flow on an annual basis In-house subsurface expertise with vast repository of proprietary geologic data Extensive & contiguous acreage with significant storage capacity, near pipelines & emissions sources Agreements in-place with high-quality developers In-house technology platform facilitates efficient site selection Strategic, scale footprint to capitalize on growth opportunities across major energy markets Superior conversion rates driven by collaboration with top-tier developers Dedicated, in-house team enables retention of a larger portion of the project economics Carbon Credit Principles showcase our commitment to project integrity & quality Strong scientific, commercial & project methodology partnerships 5 Approved projects 4 Additional projects in progress 700K+ Credits issued 2023-2025 1 Solar project online 3 Additional solar sites under construction 8 Wind projects online 3 Agreements in place for projects in the U.S. South 1 Project under way with sizeable CO2 offtake agreement2 500K+ Acres with suitable subsurface See December 2025 Investor Day Presentation for additional information on Climate Solutions businesses, including market sizing and 2030 growth potential. 1. Based on WY estimates for current IFM project in the U.S. South. 2. Project with Occidental Petroleum in Livingston Parish, Louisiana with the largest single CCS CO2 offtake agreement in the U.S. (25-year agreement for ~2.3 million tons per year). 16 Active mitigation banks on more than 26K acres 3rd Largest wetland mitigation banking operator in the U.S. DEEP EXPERTISE And relationships with top conservation partners Current Portfolio Value Uplift Competitive Advantages

See December 2025 Investor Day Presentation for additional information on Climate Solutions businesses, including market sizing and 2030 growth potential. 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 2. Launched new business in December 2025 through partnership with Aymium. See slides 26 and 27 for additional details. Building On Our Strong Foundation & Capitalizing On Emerging Opportunities Strong contributors to 2025 growth target Expecting steady performance through 2030 MITIGATION & CONSERVATION FOREST CARBON CARBON CAPTURE & SEQUESTRATION RENEWABLE ENERGY We’ve built a robust pipeline of projects & in-house capabilities Poised for meaningful growth as markets continue to develop Forest Carbon & Renewables will be primary growth engines through 2030 BIOCARBON2 Scale wood-fiber based decarbonization opportunity Emerging business with transformational potential 25 0 CO2 Target To Achieve ~$250 Million Of Annual Adjusted EBITDA 1 By 2030 Accelerating Growth In Climate Solutions

EMERGING BIOCARBON OPPORTUNITY Carbon-rich solid material produced from biomass through a thermal conversion process Used as a drop-in replacement for coal & coke in steel & other metals production Common feedstock is lower-value wood fiber What Is Biocarbon? North America, Europe and Japan steel, silicon & aluminum producers seeking renewable alternative to imported, fossil fuel-based carbon sources Large addressable market with different market drivers unrelated to traditional timber markets 1% Met Coal Replacement 60 Million Tons of Fiber Significant Potential Created By 1.2 Billion-Ton Metallurgical Coal Market 26 Biocarbon Low-Carbon Metals Blast/Oxygen Furnace Wood Fiber An Exciting New Market For Our Pulpwood & Mill Residuals

Leveraging Our Integrated Portfolio To Drive Climate Solutions Growth NEW TRANSFORMATIONAL BIOCARBON BUSINESS Operating at commercial scale since 2012 Largest advanced biocarbon manufacturing base in the world Proven technical expertise with portfolio of 600+ patents Deep relationships with high-quality, investment grade customers Backed by industry-leading partners including Steel Dynamics, Rio Tinto & Nippon Steel JV executed for first facility at WY’s lumber mill in McComb, MS Creates new cash flow stream & leverages our integrated portfolio Attractive new investment opportunity with flexible ownership options Our Growth Strategy EXPLORING 7-10 Sites With co-locations at WY sawmills & greenfield sites proximate to WY timberlands UP TO 20+ Biocarbon Processors To reach scale production POTENTIAL FOR 7+ Million Tons Of Fiber To be delivered annually by Weyerhaeuser Partnering To Deliver 1.5 Million Tons Of Biocarbon By 2030 1 = Aymium’s Proven Biocarbon Solution Unmatched Biocarbon Platform Enabling Cost-Competitive Decarbonization For Critical Industries Memorandum of understanding in place. 2030 target subject to finalization of definitive agreements.

LUMBER 2nd Largest Producer In North America 17 Lumber (5.2 BBF) WY relative positioning based on full year 2025 production. Sources: Public filings, WY reports. WY specific values represent capacity by product line as of December 31, 2025. Production capacity for engineered wood represents total solid section press capacity. WY engineered solid section facilities may also produce engineered I-joists to meet market demand. In 2025, approximately 24 percent of WY’s total press production was converted into I-joists. 1. Includes recently added distribution centers in Spokane, WA, Billings, MT and Gallatin, TN. The distribution center in Gallatin is expected to commence operations in late 2026. 2. See slide 32 for additional details. 3. Map excludes timber license assets in British Columbia, which are expected to be transferred to the buyer of WY’s former lumber mill in Princeton, B.C. DISTRIBUTION Located In The Largest Homebuilding Markets 22 Distribution Centers1 U.S. Owned or Contracted Acreage Canadian Licensed Acreage3 ENGINEERED WOOD PRODUCTS #1 Engineered Wood Capacity In North America 6 Engineered Wood (42 MMCF) 3 Veneer/Plywood (610 MMSF) 1 Medium Density Fiberboard (265 MMSF) 4th Largest Producer In North America 6 Oriented Strand Board (3.2 BSF) ORIENTED STRAND BOARD New TimberStrand® EWP Facility Under Construction2 WE ARE A SIGNIFICANT SUPPLIER TO CUSTOMERS IN EVERY REGION Wood products portfolio Industry-Leading Scale, Diversification & Quality Recent Distribution Center Expansion1

WOOD PRODUCTS: HIGHLIGHTS Our Competitive Advantages Diverse customer mix & market demand drivers Strategically located in prime woodbaskets Expertise in transportation & logistics Relentless focus on peer-leading cost structure Our Growth Initiatives #1 IN ADJ. EBITDA MARGIN In All Manufacturing Businesses2 5-Year Average PEER-LEADING PERFORMANCE 1. Multi-year target established at Investor Day in December 2025. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. See Investor Day Presentation for additional information on growth initiatives. 2. From 2021-2025, compared to Boise Cascade, Canfor, Interfor, Louisiana-Pacific and West Fraser. Based on public filings and includes only North American operations. Lumber Adj. EBITDA margin includes recurring expenses for softwood lumber countervailing and anti-dumping duties for all companies. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. 3. Percentages are approximate based on full year 2025 Wood Products net sales. 4. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Other Wood Products Adjusted EBITDA is excluded. Capitalize On Strategic Lumber Investments Monticello TimberStrand® Facility Distribution Footprint Expansion Product Development & Sales & Marketing Excellence $440 MILLION of Adj. EBITDA Uplift by 20301 Percent of sales3 by END MARKET (2025) Third-Party Domestic 55% WY Mills 27% Export 18% 66% 18% 16% New Residential: Single & Multi-Family Repair & Remodel: Professional & DIY Non-Residential Construction, Industrial & Other Uses Adjusted EBITDA4 by business (2021-2025) Diversified Mix Of High-Quality Products OSB 35% EWP 23% Distribution 7% Lumber 35%

$50MM EBITDA Annually $30MM EBITDA Annually Unparalleled quality & consistency Broad & diverse product mix with proprietary grades Best-in-class supply chain Strong brand in the marketplace DISTINCT COMPETITIVE ADVANTAGES LUMBER ORIENTED STRAND BOARD 1. Average annual return on net assets (RONA) from 2016-2025. RONA is defined herein as operating income divided by net assets, which is total assets for OSB less cash and cash equivalents and current liabilities. Strategic Integration With WY Timberlands Poised For Production Growth As Market Conditions Improve Portfolio-Leading RONA Of ~90%1 Pioneer Innovator In Advanced Floor Panels Supplies 100% Of Webstock To WY EWP Low-cost producer Strategically located mills For Every $10 Change In Product Pricing LUMBER & Oriented STRAND BOARD Peer-Leading Performance & Significant Leverage To Commodity Prices

Third Party Sales By Product (2025)1 Distinct Competitive Advantages Microllam (LVL) 14% I-joists 27% Plywood 11% MDF 11% ~$370MM Annual Adjusted EBITDA2 5-Year Average 25% Adjusted EBITDA Margin2 5-Year Average Strong Financial Results Trus Joist® brand leadership Proprietary TimberStrand® & Parallam® beam products are ~40% of revenue1 Limited dependence on high-grade veneer Diverse customers & growing industrial mix Proprietary design software & tools Industry-leading customer support ~50% of our EWP is sold through WY Distribution1 Parallam (PSL) 20% TimberStrand (LSL) 17% Solid Section Products Solid Section Products I-joists 31 1. Based on full year 2025 third party net sales. 2. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. ENGINEERED Wood products Industry-Leading Capacity & Strand Technology

Expanding Our EWP Offerings In The U.S. South New facility addresses underserved & growing market for TimberStrand in the U.S. South & serves WY’s strong & expanding customer base in the region Existing TimberStrand production located exclusively in Canada Delivering Seamless Integration With Our Existing Timberlands & Distribution Network New facility enables conversion of lower quality southern logs & forest by-products into a higher value EWP product ~80% of raw material sourcing will come from WY fee timberlands in the region Doubling Our TimberStrand Capacity New facility adds 10 million cubic feet of production capacity Increases total company EWP capacity by ~24%1 $100+ MILLION Annual Adjusted EBITDA2 Expected At Full Operating Capacity Additional upside from portfolio integration benefits Construction commenced in 2025, with startup expected in 2027 ~$500 million investment between 2025 & 2027 1. Based on full year 2025 production capacity. 2. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. EXPANDING ENGINEERED WOOD PRODUCTS PORTFOLIO Strategic Investment To Build New TimberStrand ® Facility In Monticello, Arkansas TIMBERSTRAND GROWTH BENEFITS Innovative & versatile solid section beam product Proprietary technology – high barrier to entry for others Diversified & growing end markets with applications in residential, industrial & mass timber One of the lowest cost & highest margin products in WY’s EWP portfolio 32

EWP 39% Commodity 20% Siding 14% Outdoor Living 7% Sales By Product Category (2025)1 Specialty 20% Distinct Competitive Advantages Strategically aligned with top brands High-value product mix with low commodity exposure ~40% of our Distribution sales are WY EWP1 Modern, cost-efficient warehouse operations Next-day delivery service in most markets Custom design software, tools & services Professional, seasoned sales teams 33 1. Based on full year 2025 third party net sales. 2. Includes recently added distribution centers in Spokane, WA, Billings, MT and Gallatin, TN. The distribution center in Gallatin is expected to commence operations in late 2026. DISTRIBUTION BUSINESS Strong & Growing Footprint In Largest Homebuilding Markets 22 Distribution Centers2 COVERING ~75% Of The New Residential Construction Market Unparalleled Product Mix WITH MORE THAN 30,000 SKUs Strategic Channel For Delivering WY Wood Products To Market

Percentages based on full year 2025 third party sales volumes. Percentages based on full year 2025 third party net sales. Includes commodity plywood, low-grade veneer and byproducts. Includes solid section, I-joists, medium density fiberboard and specialty plywood products. Includes siding, outdoor living and other complementary building products. We Manufacture & Distribute A Significant Mix Of Enhanced Products Why Customers Choose Us Reliable Supply Sustainable Practices Quality Products & Customer Service Significant Scale Diverse Product Mix Geographic Fit WOOD PRODUCTS COMPETITIVE ADVANTAGES Preferred Supplier With Unrivaled Product Mix & Quality

ON AVERAGE, 99% of our wood By-products are used to create other products or to generate energy WE HAVE AN AMBITIOUS TARGET TO REDUCE OUR GREENHOUSE GAS EMISSIONS BY 2030 WE CERTIFY 100% OF OUR WOOD FIBER SUPPLY TO THE Sustainable Forestry Initiative® Fiber Sourcing or Certified Sourcing Standards Reducing Our Impact | Offering Climate-Friendly Products WOOD PRODUCTS SUSTAINABILITY Committed To Sustainability Throughout Our Supply Chain ON AVERAGE, WE MEET MORE THAN TWO-THIRDS OF OUR OWN ENERGY NEEDS USING RENEWABLE BIOMASS 35

INDUSTRY-LEADING PERFORMANCE Significant, Sustainable Margin Improvement Accelerated By Innovation Operational Excellence Relative Competitive Performance Innovation 36

Delivering Sustainable Margin Improvement Through The Cycle OPERATIONAL EXCELLENCE SUSTAINABLE MARGIN IMPROVEMENT Achieved ~$210 Million In OpX From 2022-2025 EXPANDING OUR REACH WITH OPX 2.0 Finding Opportunity In Every Corner Future Value World-class execution on critical activities that generate longer-term value Cost Avoidance Intentional work to eliminate or reduce potential cost increases in the future Efficiency Projects that standardize processes, reduce manual work & streamline systems Cross-Business OpX Opportunities to drive improvement within our integrated supply chain Timberlands Harvest & Haul • Silviculture Marketing • Merchandising Wood Products Controllable Cost • Recovery Reliability • Product Mix Cross- Business OpX

Sources for competitor data: Public filings. Results include only North American operations. See appendix for definition of Adjusted EBITDA, Adjusted EBITDA Per Acre and reconciliation to GAAP amounts. 1. From 2021-2025, compared to Boise Cascade, Canfor, Interfor, Louisiana-Pacific and West Fraser. 2. From 2012-2025, compared to NCREIF and stand-alone Rayonier. 3. Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana-Pacific and West Fraser. 4. 2017-2025 lumber margins include recurring expenses for softwood lumber countervailing and anti-dumping duties for all companies shown. 5. After 2021, West Fraser (previously Norbord) excluded due to changes in segment reporting, which now combines OSB and EWP segments. 6. After 2021, Louisiana-Pacific excluded due to the sale of its EWP business in 2022. Our OpX Scorecard DELIVERING SUPERIOR RELATIVE PERFORMANCE 1st We Hold The #1 Position In Adjusted EBITDA Per Acre In Western Timberlands2 We Hold The #1 Position In Adjusted EBITDA Margin In All Manufacturing Businesses1 5-Year Average 1st

Creating Significant Value Through Our Accelerated Focus On Innovation INNOVATION Automation & Robotics Unmanned Autonomous Vehicles Artificial Intelligence & Machine Learning Energy-Efficient Equipment 39

DISCIPLINED CAPITAL ALLOCATION Long-Term Commitment To Balancing Three Key Priorities Shareholder Returns Capital Expenditures Capital Structure 40

Disciplined Approach To Capital Allocation INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE CORE ALLOCATION Investment Grade Credit Rating Disciplined Capital Expenditures Sustainable Base Dividend OPPORTUNISTIC ALLOCATION Value-Enhancing Growth Opportunities Liability Management Share Repurchase & Supplemental Dividend Flexible Framework | Balanced & Sustainable Philosophy | Three Key Priorities

$1.1B Share Repurchase STRONG TRACK RECORD OF DISCIPLINED CAPITAL ALLOCATION 1. All amounts are 2021 through 2025. 2. Excludes capitalized interest. 3. Includes all quarterly base and supplemental dividends paid from 2021-2025. 4. Acquisitions total approximately $1.3 billion and divestitures total approximately $1.1 billion, including proceeds from divestiture in Virginia announced in 2025 and closed in 2026 Q1. $2.3B Capital Expenditures2 $8.6 Billion Since Implementing Our New Capital Allocation Framework In 20211 $0.2B Net Timberlands Investments4 Demonstrating The Power Of Our Portfolio & Framework Across Market Cycles $5.0B Dividends3 Additional Strategic Actions 2021-2025 Announced new $1 billion share repurchase authorization in 2025 Delivered four consecutive annual increases to base dividend by ≥5% Announced investment to grow EWP capacity Expanded Distribution footprint Refinanced ~$2.6 billion of debt at lower rates Reduced pension obligations by ~$2.2 billion Framework Designed To Drive Long-Term Shareholder Value

RETURNING CASH TO SHAREHOLDERS Targeted Return Of Cash To Shareholders Calculated On An Annual Basis Sustainable Base Dividend supported by Timberlands & Strategic Land Solutions cash flow, even at the bottom of the cycle Share Repurchase and/or Supplemental Dividend 2 to achieve targeted return of 75-80% of annual Adjusted FAD $ Adjusted Funds Available For Distribution1 Allocation Framework Adjusted FAD Quarterly Base Cash Dividends Targeted Return To Shareholders To Achieve 75-80% Payout Cash Available For Allocation Between Opportunistic Share Repurchase and/or Supplemental Dividend 2 75-80% Payout 1. See appendix for definition of Adjusted Funds Available for Distribution (FAD). 2. Supplemental dividend normally declared and paid annually in Q1, based on prior year results. Return 75-80% Of Adjusted FAD To Shareholders Excess Cash available for growth, additional share repurchase & debt paydown COMPETITIVE ADVANTAGE & GROWTH ACCELERATOR 20-25% Of Adjusted FAD Allocation Framework & Cash Return Calculation

1. Excludes capitalized interest. 2. Excludes investment in our Monticello engineered wood products facility, which is expected to be approximately $500 million between 2025 and 2027. The 2025 investment in Monticello was $109 million and is expected to be approximately $300 million in 2026. Investing In Our Businesses Through The Cycle To Maintain Industry-Leading Performance ~$425 Million1,2 Average Annual CapEx vs. Prior Multi-Year Target Of $420-$440 Million $400-$450 Million2 Average Annual CapEx Target Wood Products Timberlands Corporate 2021 – 2025 2026 – 2030 Wood Products Maintenance CapEx is $150-$200 million Projects to improve costs & reliability Timberlands Reforestation & silviculture Roads & infrastructure Strategic Land Solutions Limited spending for entitlement activities & Climate Solutions Corporate Primarily IT systems Illustrative Annual Allocation Programmatic Capital Expenditures CAPITAL EXPENDITURES Organic Investments To Sustain & Enhance Our Operations 

MULTIPLE LEVERS TO DRIVE VALUE TIMBERLANDS PORTFOLIO IMPROVEMENT WOOD PRODUCTS INVESTMENT SHARE REPURCHASE Execution Excellence BASELINE: 7-8% ROI 1 with additional opportunity over time Strategic Benefits MOST PROJECTS: >15-20% ROI 1 with additional integration benefits SIGNIFICANT RETURN when below intrinsic value Best-In-Class Team & Tools Successful Track Record Programmatic Approach Stability With Value Uplift Driving Significant Value Tax-Efficient Cash Return   Proven results integrating large-scale transactions Disciplined deal process, including off-market sourcing Stable cash flow throughout market cycles Proven ability to drive value uplift via integrated portfolio & Strategic Land Solutions   Multiple large-scale investments with disciplined cost management Best-in-class engineering & project management With ability to be opportunistic Can be meaningful component of supplemental return     Significant earnings potential through the cycle Portfolio integration provides uplift across businesses   Useful tool to return cash to shareholders Reduces share count & increases cash flow per share   1. See appendix for definition of return on investment (ROI) and statement on this non-GAAP measure. Allocating & Executing To Deliver Exceptional Shareholder Returns

Operating From A Strong Financial Position With Significant Flexibility MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE Net Debt To Adjusted EBITDA (LTM)1 INVESTMENT GRADE CREDIT PROFILE   Baa2 Moody’s AMPLE LIQUIDITY   OPPORTUNISTIC LIABILITY MANAGEMENT STRONG ASSET COVERAGE Nearly 80% of business assets are in Timberlands Reduced Interest Expense by >$100 million since 2019 LEVERAGE RATIO TARGET: 3.5x OVER THE CYCLE 3.5x Target $1.75 BILLION available revolving line of credit BBB Standard & Poor’s Refinanced ~$2.6 billion  of debt since 2022 Q1 Reduced Pension Obligations by ~$5 billion since 2018 All data as of December 31, 2025. 1. Last twelve months Adjusted EBITDA for each quarter presented. See appendix for definition of Net Debt to Adjusted EBITDA and reconciliation to GAAP amounts. Q4.25 46 

WELL-LADDERED DEBT PROFILE All data as of December 31, 2025. 1. Revolving credit facility was undrawn as of December 31, 2025. This credit facility has a capacity of $1.75 billion and expires in June 2030. $5.6B of long-term debt outstanding 90% fixed rate Weighted average maturity of ~6 years Weighted average interest rate of 5.1% Enhanced financial flexibility & lowered interest expense as a result of debt reduction & liability management actions Continue to refinance high coupon debt at favorable rates Revolver used for working capital management as needed1 Debt Maturity Profile $ In Millions Optimizing Capital Structure Through Disciplined Liability Management

48 STRONG ESG FOUNDATION Sustainability Is A Core Value Sustainability Strategy ESG Performance Carbon Record

SUSTAINABLE TO OUR CORE Strong ESG Performance | Clear Business Alignment | Ambitious Positive Impact OUR SUSTAINABILITY STRATEGY 10-year roadmap to review & adjust ESG-related focus areas & strategies Set & meet appropriate annual goals Monitor focus areas & report progress Maintain ESG Foundation Increase visibility in business processes Strengthen awareness & pride Identify opportunities & mitigate risks Improve sustainability performance Improve Business Alignment Working To Solve 3 Big Challenges By 2030 Climate Action Sustainable Homes Thriving Rural Communities Demonstrate Positive Impact Environmental Stewardship Social Responsibility Corporate Governance More than 100 million trees planted each year 2% of our forests harvested on average each year 100% of our timberlands reforested after harvest 100% of our timberlands & wood fiber supply certified to SFI® standards 38 million metric tons of CO2e removed in our forests & wood products in 2024 Over two-thirds of our energy needs met with renewable biomass 99% of our wood by-products are used to create other products or generate energy 100% of our timberland & mill sites have risk-based safety plans 90% of our employees agree we always put safety first 9,000+ family-wage jobs in mostly rural communities 86% of our employees agree their work environment is inclusive $5.9 million in charitable giving to the communities where we operate in 2025 89% of our employees agree they have the training they need to do their jobs well >94% say-on-pay support in 2025 4 new directors appointed to our board since 2020 36% of our board of directors are women; one woman of color OUR ESG PERFORMANCE

We Remove Nearly Four Times More Carbon Dioxide Than We Emit Our carbon record 38 million mtCO2e in 2024 We Set An Ambitious, Science-Based Target To Reduce Emissions By 2030 9.8 million mtCO2e in 2024 Scope 1 & 2 Scope 3 We are on the pathway to net-zero emissions The world needs more carbon removals The world needs less carbon emissions 42% 25% TRACK 1 Carbon Emissions TRACK 2 Carbon Removals 2.3-3.6 billion mtCO2e Our Forests Store Forests store CO2 in trunks, branches, leaves & roots TRACK 3 Carbon Storage TRACK 4 Emissions Reduction We Are Members Of The Climate Pledge & Are Committed To Net-Zero Emissions By 2040 Metric tons of carbon dioxide equivalent (mtCO2e) for full-year 2024. We normally update Carbon Record results annually in Q2.

51

52 APPENDIX Market Dynamics & Fundamentals Supplemental Information

MARKET DYNAMICS FOR OUR PRODUCTS LUMBER ORIENTED STRAND BOARD WESTERN LOGS SOUTHERN LOGS Improving sawlog demand & pricing with new mill capacity coming into several geographic sub-regions WY fiber log demand generally stable Emerging log export opportunity Current R&R activity holding steady Relatively stable single-family construction activity; potential upside into the building season Recent increase in Composite pricing; meaningful increase for Southern Yellow Pine B.C. mill closures being replaced by U.S. South capacity additions Supportive long-term R&R and housing fundamentals Relatively stable single-family construction activity; potential upside into the building season Composite pricing has increased slightly from recent lows Supportive long-term housing fundamentals Steady domestic wood products production Generally stable Japanese demand for WY logs Favorable longer-term Chinese log demand; supply constraints from Europe & Russia 53

Current vs. 2025 Q4 WOOD PRODUCTS SALES REALIZATIONS 1. Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files. 2. WY reports OSB realizations in MSF 3/8”. Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files. Approximate Change As of March 20, 2026 Q1 QTD vs. Q4 Average +$45/MBF Higher Current vs. Q4 Average +$65/MBF Higher Q1 QTD vs. Q4 Average +$15/MSF Higher Current vs. Q4 Average +$35/MSF Higher LUMBER1 OSB2 WEYERHAEUSER’S AVERAGE SALES REALIZATIONS WY’s SENSITIVITY Change In Realizations $10/MSF ≈ $30 Million EBITDA Annually WY’s SENSITIVITY Change In Realizations $10/MBF ≈ $50 Million EBITDA Annually

Strong Demographic Fundamentals & Significant Housing Deficit EXPECT LONG-TERM GROWTH IN U.S. HOUSING Generation Z and Millennials are the largest population cohorts & have entered peak homebuying years Current homebuilding pace will not fully address the deficit resulting from a decade of underbuilding Certain buyers remain on the sidelines in anticipation of lower mortgage rates & improving affordability U.S. Housing Remains Underbuilt Sources: CBO, U.S. Census Bureau Sources: FEA, U.S. Census Bureau Quarterly as of January 2026 Underlying Demand U.S. Housing Starts Period Of Substantial Underbuilding 2026 55

Favorable long-term repair & remodel Fundamentals Recent Moderation Driven By Cautious Consumer Sentiment Current R&R activity holding steady Housing stock continues to age, with median age greater than 40 years Near-term demand supported by increased consumer savings, home equity & lock-in effect with elevated mortgage rates U.S. Retail Building Materials Sales Total Spending Source: U.S. Census Bureau 2024 American Community Survey 1-Year Estimates Source: U.S. Census Bureau 56

LUMBER DEMAND FUNDAMENTALS & PRICING North American Lumber Consumption By End Use (2025) Source: FEA Source: Random Lengths Q1 QTD as of 3/20/2026 Current R&R activity holding steady Relatively stable single-family construction activity; potential upside into the building season Recent increase in Composite pricing; meaningful increase for Southern Yellow Pine Supportive long-term R&R and housing fundamentals Mass timber & CLT will drive higher non-residential usage over time Q1 QTD Lumber Pricing Framing Lumber Composite 57

Log supply declining in British Columbia due to fires, pine beetle & lower allowable cut Canadian lumber exports to the U.S. are subject to duties & Section 232 tariffs Canadian share of North American lumber market has decreased U.S. Southern lumber production gaining share Source: FEA Total North American softwood lumber production of 55 BBF in 2025. B.C. Mill Closures Being Replaced By Capacity Additions In The U.S. South NORTH AMERICAN LUMBER REGIONS Source: FEA 1. Chart does not display share of other U.S. regions which constitute approximately 4% of total North American capacity. 58

OSB DEMAND FUNDAMENTALS & PRICING Relatively stable single-family construction activity; potential upside into the building season Composite pricing has increased slightly from recent lows Supportive long-term housing fundamentals Source: FEA Oriented Strand Board Pricing 7/16” North Central North American OSB Consumption By End Use (2025) Source: Random Lengths Q1 QTD as of 3/20/2026 Q1 QTD 59

Largest driver of demand is U.S. housing activity Generally stable Japanese demand for WY premium logs China has favorable longer-term import needs & faces constraints from suppliers in Europe & Russia Japan Housing Starts Wood-Based Western Sawlog Pricing Delivered Douglas Fir #2 Source: China Gov't Statistics, Customs Code Numbers: 4403-2000 Logs, coniferous 1. A suspension of log imports from the U.S. was in place between March 4, 2025 and November 10, 2025. LTM as of February 2026 WY’s SENSITIVITY Change In Realizations $25/MBF ≈ $30 Million EBITDA Annually Millions WY transacts Western logs primarily in MBF but reports in ton equivalents. A $5/ton change in WY realizations is approximately $40 million of annual EBITDA. Tensioned Market With Domestic & Export Optionality WESTERN LOGS Sources: Log Lines, WY reports Source: Japan Ministry of Land, Infrastructure & Transport (MLIT) LTM as of January 2026 LTM 60

Improving sawlog demand & pricing with new mill capacity coming into several geographic sub-regions; WY’s timberlands are well positioned to benefit WY fiber log demand generally stable Additional upside opportunity from Southern log exports MMBF WY’s SENSITIVITY Change In Realizations $5/Ton ≈ $55 Million EBITDA Annually Southern Sawlog Pricing Delivered Southern Average Pine Sawlog New Sawmill Capacity Completed WY Timberlands Improving Sawlog Demand Will Drive Long-Term Price Appreciation SOUTHERN LOGS Source: TimberMart-South 10+ BBF 2017-2025 States Encompassing ~60% Of WY’s Southern Holdings Sources: Forisk, WY reports Sawmill Capacity Additions Completed In 2017-2025 New Sawmill Capacity Completed By State

NCREIF Timberland Index Indexed Market Value Per Acre – By Region Source: National Council of Real Estate Investment Fiduciaries (NCREIF) Timberland Index Changes in index composition may affect average market values (e.g., NCREIF Northwest expanded to include Idaho in 2013). Perpetually Growing Asset Low Correlation With Other Asset Classes Enduring Value Across Market Cycles TIMBERLANDS 2025  

Our OpX Scorecard DELIVERING SUPERIOR RELATIVE PERFORMANCE TIMBERLANDS1 ADJUSTED EBITDA PER ACRE WEST Sources for competitor data: Public filings. Results include only North American operations. See appendix for definition of Adjusted EBITDA, Adjusted EBITDA Per Acre and reconciliation to GAAP amounts. 1. Western Timberlands peers include NCREIF and stand-alone Rayonier. Southern Timberlands peers include NCREIF, PotlatchDeltic and stand-alone Rayonier. For 2025, PotlatchDeltic data shown for the last twelve months through 2025 Q3, which was its last publicly reported quarterly results prior to merging with Rayonier. For 2020, WY Southern Timberlands data reflects announced 10 percent reduction in 2020 fee harvest volumes. To improve comparability with peer disclosures, amounts shown for Weyerhaeuser include Timberlands EBITDA and non-timber income historically reported in the company’s Energy & Natural Resources business. 2. Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana-Pacific and West Fraser. 3. 2017-2025 lumber margins include recurring expenses for softwood lumber countervailing and anti-dumping duties for all companies shown. 4. After 2021, West Fraser (previously Norbord) excluded due to changes in segment reporting, which now combines OSB and EWP segments. 5. After 2021, Louisiana-Pacific excluded due to the sale of its EWP business in 2022. WOOD PRODUCTS2 ADJUSTED EBITDA MARGIN LUMBER3 ORIENTED STRAND BOARD4 ENGINEERED WOOD PRODUCTS5 DISTRIBUTION Weyerhaeuser vs. Peers Weyerhaeuser vs. Peers Weyerhaeuser vs. Peers Weyerhaeuser vs. Peers 2011 2016 2021 2025 2011 2016 2021 2025 2011 2016 2021 2025 2011 2016 2021 2025 SOUTH Weyerhaeuser Timberlands & ENR vs. Peers Weyerhaeuser Timberlands & ENR vs. Peers 2025 2025

Board Feet In Millions Santiam, OR 485 Longview, WA 460 Cottage Grove, OR 445 Raymond, WA 225 Kalispell, MT 120 Total Capacity 1,735 Total Facilities 5 WOOD PRODUCTS MILL LOCATIONS & CAPACITIES Structural Lumber Western United States Board Feet In Millions Dierks, AR 395 Millport, AL 320 Philadelphia, MS 315 Bruce, MS 310 Greenville, NC 300 Plymouth, NC 270 Dodson, LA 260 McComb, MS 260 Idabel, OK 250 Holden, LA 230 Total Capacity 2,910 Total Facilities 10 Board Feet In Millions Grande Prairie, AB 310 Drayton Valley, AB 280 Total Capacity 590 Total Facilities 2 Canada Southern United States Production capacities listed represent annual production volume under normal operating conditions and producing a normal product mix for each individual facility. Total Lumber Capacity 5.2 Billion Board Feet 17 Facilities

Cubic Feet In Millions Kenora, ON2 11 Natchitoches, LA3 8 Buckhannon, WV2 7 Evergreen, AL3 7 Eugene, OR3 6 Vancouver, BC 2 4 WOOD PRODUCTS MILL LOCATIONS & CAPACITIES Engineered Wood Products & Oriented Strand Board Square Feet (3/4") In Millions Columbia Falls, MT 265 Total Capacity 265 Total Facilities 1 Medium Density Fiberboard Production capacities listed represent annual production volume under normal operating conditions and producing a normal product mix for each individual facility. 1. This represents total press capacity. Our engineered solid section facilities also may produce engineered I-joists. In 2025, approximately 24 percent of the total press production was converted into 143 million lineal feet of I-joist. 2. Buckhannon, WV; Kenora, ON and Vancouver, BC only produce solid section. 3. Eugene, OR; Evergreen, AL and Natchitoches, LA produce solid section and engineered I-joists to meet market demand. 4. All of our plywood facilities also produce veneer. Square Feet (3/8") In Million Zwolle, LA 250 Emerson, AR 210 Kalispell, MT 150 Total Capacity 610 Total Facilities4 3 Plywood Square Feet (3/8") In Millions Sutton, WV 675 Hudson Bay, SK 600 Grayling, MI 560 Edson, AB 460 Elkin, NC 430 Arcadia, LA 425 Solid Section & I-joist Total Capacity Oriented Strand Board Total Capacity 42 Million Cubic Feet1 6 Facilities 3.2 Million Square Feet 6 Facilities Engineered Wood Products

Total Company ADJUSTED EBITDA RECONCILIATION 1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. 2. Net earnings (loss) for 2017, 2018, 2019, 2020, 2022 and 2025 include net charges of $52 million, $122 million, $354 million, $285 million, $359 million and $111 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other post-employment benefit costs, interest income and other, interest expense, net, and income taxes. $ Millions 2017 2018 2019 2020 2021 2022 2023 2024 2025 Adjusted EBITDA1 $2,080 $2,032 $1,276 $2,201 $4,094 $3,654 $1,694 $1,292 $1,021 Depletion, depreciation & amortization (521) (486) (510) (472) (477) (480) (500) (502) (509) Basis of real estate sold (81) (124) (116) (141) (71) (84) (93) (120) (84) Unallocated pension service costs (4) — — — — — — — — Special items included in operating income (343) (28) 1 122 97 (10) 85 15 303 Operating Income (GAAP) $1,131 $1,394 $651 $1,710 $3,643 $3,080 $1,186 $685 $731 Non-operating pension & other post-employment benefit costs (62) (272) (516) (290) (19) (254) (45) (42) (220) Interest income & other 40 60 30 5 5 25 76 53 22 Net Contribution to Earnings $1,109 $1,182 $165 $1,425 $3,629 $2,851 $1,217 $696 $533 Interest expense, net (393) (375) (369) (351) (313) (270) (280) (269) (273) Loss on debt extinguishment — — (9) (92) — (276) — — — Income taxes (134) (59) 137 (185) (709) (425) (98) (31) 64 Net Earnings (Loss) (GAAP)2 $582 $748 $(76) $797 $2,607 $1,880 $839 $396 $324 We have not provided a reconciliation of forecasted Adjusted EBITDA to the most comparable GAAP measure of net earnings because Adjusted EBITDA excludes the impact of certain items described in the definition above, and management cannot estimate these items or the impact they will have on Adjusted EBITDA on a forward-looking basis without unreasonable effort. As a result, investors may be unable to accurately compare the results or expected results of other companies that may define and calculate Adjusted EBITDA differently. Nonetheless, management believes that providing this forward-looking non-GAAP information is useful to investors, and given the uncertain nature of forward-looking statements, we believe investors are able to take into account the inherent limitations of this forward-looking non-GAAP information. We cannot reasonably predict the occurrence, timing or amount of any of the items that we exclude from our Adjusted EBITDA estimate. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA and actual results may differ materially from our estimate.

Total Company (2017-2021) NET DEBT TO ADJUSTED EBITDA RECONCILIATION $ Millions  2017 2018 2019 2020 2021 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net Debt to Adjusted EBITDA (LTM)1,2,3 3.6 3.3 2.9 2.5 2.5 2.2 2.5 3.0 3.3 3.9 4.7 4.9 4.5 4.1 2.9 2.3 1.5 0.9 0.7 0.8 Total debt $6,606 $6,604 $5,995 $5,992 $5,928 $5,924 $5,921 $6,344 $6,401 $6,293 $6,590 $6,377 $7,426 $6,299 $5,974 $5,475 $5,475 $5,250 $5,250 $5,099 Less: Cash & cash equivalents and short-term investments 455  701  497  824  598  901  348  334  259  212  153  139  1,458 643 787 495 1,016 1,777 2,326 1,879 Net Debt $6,151 $5,903 $5,498 $5,168 $5,330 $5,023 $5,573 $6,010 $6,142 $6,081 $6,437 $6,238 $5,968 $5,656 $5,187 $4,980 $4,459 $3,473 $2,924 $3,220 Adjusted EBITDA (LTM)1,2,3 $1,701 $1,794 $1,929 $2,080 $2,170 $2,301 $2,237 $2,032 $1,853 $1,559 $1,362 $1,276 $1,324 $1,367 $1,804 $2,201 $2,889 $4,076 $4,077 $4,094 Depletion, depreciation & amortization  (541) (537) (531) (521) (508) (498) (488) (486) (489) (494) (507) (510) (510) (503) (483) (472) (467) (470) (473) (477) Basis of real estate sold (106) (103) (108) (81) (79) (91) (113) (124) (160) (171) (149) (116) (130) (131) (147) (141) (106) (96) (67) (71) Unallocated pension service costs (5) (5) (4) (4) (2) (2) (1) —  — — — — — — — — — — — — Special items in operating income (73) (264) (457) (343) (339) (149) 58  (28) (40) (20) 33  1  33 41 (92) 122 110 102 214 97 Operating Income (LTM) (GAAP)1 $976  $885  $829  $1,131 $1,242 $1,561 $1,693 $1,394 $1,164 $874  $739  $651  $717 $774 $1,082 $1,710 $2,426 $3,612 $3,751 $3,643 Equity earnings (loss) from joint ventures 17  10  2  1  1  1  — — — — — — — — — — — — — — Non-operating pension & other post-employment benefit costs 12  (6) (35) (62) (64) (69) (70) (272) (718) (715) (713) (516) (55) (55) (49) (290) (289) (280) (276) (19) Interest income & other  43  42  38  39  42  44  46  60  58  53  46  30  21 17 13 5 5 5 4 5 Net Contribution to Earnings (LTM)1 $1,048 $931  $834  $1,109 $1,221 $1,537 $1,669 $1,182 $504  $212  $72  $165  $683 $736 $1,046 $1,425 $2,142 $3,337 $3,479 $3,629 Interest expense, net of capitalized interest (435) (421) (405) (393) (387) (379) (374) (375) (377) (388) (386) (378) (356) (357) (365) (385) (437) (412) (380) (313) Loss on debt extinguishment — — — — — — — — (12) — — — — (11) (23) (58) — — — — Income taxes (102) (105) (56) (134) (140) (171) (183) (59) 75  177  159  137  36 (61) (167) (185) (377) (641) (616) (709) Net Earnings (Loss) from Continuing Operations (LTM)1 $511  $405  $373  $582  $694  $987  $1,112 $748  $190  $1  ($155) ($76) $363 $307 $491 $797 $1,328 $2,284 $2,483 $2,607 Earnings from discontinued operations, net of income taxes 592  554  489  — — — — — — — — — — — — — — — — — Net Earnings (Loss) (LTM) (GAAP)1 $1,103 $959  $862  $582  $694  $987  $1,112 $748  $190  $1  ($155) ($76) $363 $307 $491 $797 $1,328 $2,284 $2,483 $2,607 Dividends on preference shares (11) — — — — — — — — — — — — — — — — — — — Net Earnings (Loss) to Common Shareholders (LTM) (GAAP)1 $1,092 $959  $862  $582  $694  $987  $1,112 $748  $190  $1  ($155) ($76) $363 $307 $491 $797 $1,328 $2,284 $2,483 $2,607 1. LTM = last twelve months. 2. Net debt to Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debt to Adjusted EBITDA, as we define it, is long-term debt and borrowings on line of credit, net of cash and cash equivalents and short-term investments divided by the last twelve months of Adjusted EBITDA.  3. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Total Company (2022-2025) NET DEBT TO ADJUSTED EBITDA RECONCILIATION $ Millions  2022 2023 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net Debt to Adjusted EBITDA (LTM)1,2,3 0.9 0.8 0.8 1.0 1.7 2.2 2.2 2.3 2.5 2.6 3.2 3.4 3.6 3.8 4.3 5.0 Total debt $5,053 $5,053 $5,053 $5,053 $5,053 $5,797 $5,679 $5,069 $5,071 $5,072 $5,074 $5,076 $5,167 $5,168 $5,470 $5,572 Less: Cash & cash equivalents and short-term investments 1,205 1,723 1,920 1,581 797 1,760 1,841 1,164 871 997 877 684 560 592 401 464 Net Debt $3,848 $3,330 $3,133 $3,472 $4,256 $4,037 $3,838 $3,905 $4,200 $4,075 $4,197 $4,392 $4,607 $4,576 $5,069 $5,108 Adjusted EBITDA (LTM)1,2,3 $4,490 $4,122 $3,959 $3,654 $2,552 $1,816 $1,742 $1,694 $1,651 $1,592 $1,319 $1,292 $1,268 $1,194 $1,175 $1,021 Depletion, depreciation & amortization  (481) (480) (481) (480) (484) (491) (494) (500) (499) (499) (502) (502) (502) (501) (506) (509) Basis of real estate sold (75) (90) (86) (84) (86) (60) (87) (93) (91) (117) (106) (120) (113) (107) (103) (84) Unallocated pension service costs — — — — — — — — — — — — — — — — Special items in operating income 97 97 65 (10) (10) (21) (21) 85 85 121 111 15 15 (10) 55 303 Operating Income (LTM) (GAAP)1 $4,031 $3,649 $3,457 $3,080 $1,972 $1,244 $1,140 $1,186 $1,146 $1,097 $822 $685 $668 $576 $621 $731 Equity earnings (loss) from joint ventures — — — — — — — — — — — — — — — — Non-operating pension & other post-employment benefit costs (26) (36) (43) (254) (248) (249) (249) (45) (47) (45) (43) (42) (50) (59) (68) (220) Interest income & other  3 2 10 25 38 55 70 76 80 75 65 53 42 35 27 22 Net Contribution to Earnings (LTM)1 $4,008 $3,615 $3,424 $2,851 $1,762 $1,050 $961 $1,217 $1,179 $1,127 $844 $696 $660 $552 $580 $533 Interest expense, net of capitalized interest (306) (293) (281) (270) (264) (269) (274) (280) (281) (278) (275) (269) (268) (267) (269) (273) Loss on debt extinguishment (276) (276) (276) (276) — — — — — — — — — — — — Income taxes (729) (589) (582) (425) (238) (79) (56) (98) (96) (104) (35) (31) (27) (6) 20 64 Net Earnings (Loss) from Continuing Operations (LTM)1 $2,697 $2,457 $2,285 $1,880 $1,260 $702 $631 $839 $802 $745 $534 $396 $365 $279 $331 $324 Earnings from discontinued operations, net of income taxes — — — — — — — — — — — — — — — — Net Earnings (Loss) (LTM) (GAAP)1 $2,697 $2,457 $2,285 $1,880 $1,260 $702 $631 $839 $802 $745 $534 $396 $365 $279 $331 $324 Dividends on preference shares — — — — — — — — — — — — — — — — Net Earnings (Loss) to Common Shareholders (LTM) (GAAP)1 $2,697 $2,457 $2,285 $1,880 $1,260 $702 $631 $839 $802 $745 $534 $396 $365 $279 $331 $324 1. LTM = last twelve months. 2. Net debt to Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debt to Adjusted EBITDA, as we define it, is long-term debt and borrowings on line of credit, net of cash and cash equivalents and short-term investments divided by the last twelve months of Adjusted EBITDA.  3. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Timberlands ADJUSTED EBITDA RECONCILIATION 1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. 2. Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser’s Timberlands segment. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges. 3. Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016. $ Millions 2011 2012 2013 2014  2015 2016 2017 2018 2019 2020  2021  2022 2023 2024 2025 Western Timberlands and Energy & Natural Resources (ENR) $283 $263 $380 $579 $470 $449 $520 $544 $332 $354 $404 $493 $359 $278 $315 Less: EBITDA attributable to Western ENR1 4 5 7 8 11 6 12 12 14 14 17 20 15 16 16 Western Timberlands 279 258 373 571 459 443 508 532 318 340 387 473 344 262 299 Southern Timberlands & ENR    290    339   372      457   472 469 428 398 410 319 363 399 397 357 376 Less: EBITDA attributable to Southern ENR1 64 41 44 47 42 43 45 47 58 45 62 92 91 72 93 Southern Timberlands    226    298   328      410   430 426 383 351 352 274 301 307 306 285 283 Northern Timberlands      29      28     32        47     41 26 23 19 15 4 9 14 6 3 7 Other Timberlands     (15)     (8) 46         2       7 6 22 — (5) (8) (4) (10) (10) (11) (8) Adjusted EBITDA including Legacy Plum Creek operations1,2  $519  $576 $779 $1,030 $937 $901 $936 $902 $680 $610 $693 $784 $646 $539 $581 Less: EBITDA attributable to Plum Creek3   175   203  235   291 260 36  — — — — — — — — — Weyerhaeuser Timberlands Adjusted EBITDA1 $344 $373 $544   $739 $678 $865 $936 $902 $680 $610 $693 $784 $646 $539 $581 Depletion, depreciation & amortization (138) (143) (168)   (207) (208) (366) (356) (319) (301) (257) (261) (256) (267) (260) (261) Special items — — — — — — (48) — (32) 102 32 — 109 — 266 Operating Income (GAAP) $206 $230 $376  $532 $470 $499 $532 $583 $347 $455 $464 $528 $488 $279 $586 Interest income & other       4       3       4         — — — — — — — — — — 1 — Loss attributable to non-controlling interest  —  1 — — — — — — — — — — — — — Net Contribution to Earnings $210 $234 $380 $532 $470 $499 $532 $583 $347 $455 $464 $528 $488 $280 $586

Wood Products ADJUSTED EBITDA RECONCILIATION 1. Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber Company, Inc. beginning on the merger date of February 19, 2016. 2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. $ Millions 2011 2012 2013 2014 2015 20161 2017 2018 2019 2020 2021 2022 2023 2024 2025 Lumber ($7) $130 $317 $319 $212 $289 $459 $459 $183 $799 $1,630 $1,103 $83 ($21) ($54) OSB (4) 143 247 46 41 183 359 329 59 466 1,292 879 250 311 76 EWP 6 17 45 79 114 145 173 177 207 188 285 585 455 308 215 Distribution (37) (29) (33) 2 10 25 38 32 33 86 176 184 103 62 11 Other (1) (15) (2) — (5) (1) (12) (10) (6) (12) (26) (14) 14 1 2 Adjusted EBITDA2 ($43) $246 $574 $446 $372 $641 $1,017 $987 $476 $1,527 $3,357 $2,737 $905 $661 $250 Depletion, depreciation & amortization (151) (133) (123) (119) (106) (129) (145) (149) (191) (195) (196) (201) (210) (219) (224) Special items (52) 6 (10) — (8) — (303) — 68 8 50 — 14 15 29 Operating (Loss) Income (GAAP) ($246) $119 $441 $327 $258 $512 $569 $838 $353 $1,340 $3,211 $2,536 $709 $457 $55 Interest income & other 3 1 — — — — — — — — — — — — — Net Contribution to Earnings ($243) $120 $441 $327 $258 $512 $569 $838 $353 $1,340 $3,211 $2,536 $709 $457 $55

Strategic Land Solutions1 ADJUSTED EBITDA RECONCILIATION 1. New segment name for Real Estate, Energy & Natural Resources, effective 2026 Q1. 2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. $ Millions 2017 2018 2019 2020 2021 2022 2023 2024 2025 Real Estate $178 $196 $193 $159 $176 $171 $170 $178 $203 Natural Resources 63 68 81 60 82 115 103 87 89 Climate Solutions — — — 22 38 43 47 84 119 Adjusted EBITDA2 $241 $264 $274 $241 $296 $329 $320 $349 $411 Depletion, depreciation & amortization (15) (14) (14) (14) (15) (17) (16) (13) (12) Basis of real estate sold (81) (124) (116) (141) (71) (84) (93) (120) (84) Special Items in operating income — — — — — (10) — — — Operating Income (GAAP) $145 $126 $144 $86 $210 $218 $211 $216 $315 Interest income & other 1 1 — — — — — — — Net Contribution to Earnings $146 $127 $144 $86 $210 $218 $211 $216 $315

ADJUSTED EBITDA PER ACRE RECONCILIATION $ Millions 2011 2012 2013 2014  2015 2016 2017 2018 2019 2020  2021  2022 2023 2024 2025 Western Timberlands Adjusted EBITDA1 $279 $258 $373 $571 $459 $443 $508 $532 $318 $340 $387 $473 $344 $262 $299 Acres (Thousands)2 1,961 1,960 2,597 2,594 2,594 2,949 2,926 2,910 2,888 2,731 2,577 2,546 2,539 2,510 2,475 Reported Adjusted EBITDA Per Acre $142 $132 $144 $220 $177 $150 $174 $183 $110 $124 $150 $186 $135 $104 $121 Adjusted EBITDA attributable to Western ENR 3 4 5 7 8 11 6 12 12 14 14 17 20 15 16 16 Total Adjusted EBITDA Per Acre 4 $144 $134 $146 $223 $181 $152 $178 $187 $115 $130 $157 $194 $141 $111 $127 Southern Timberlands Adjusted EBITDA1 $226 $298 $328 $410 $430 $426 $383 $351 $352 $274 $301 $307 $306 $285 $283 Acres (Thousands)2 4,064 4,036 4,021 4,040 4,033 7,368 6,948 6,893 6,787 6,755 6,776 6,823 6,756 6,735 6,720 Reported Adjusted EBITDA Per Acre $56 $74 $82 $101 $107 $58 $55 $51 $52 $41 $44 $45 $45 $42 $42 Adjusted EBITDA attributable to Southern ENR 3 64 41 44 47 42 43 45 47 58 45 62 92 91 72 93 Total Adjusted EBITDA Per Acre 4 $71 $84 $93 $113 $117 $64 $62 $58 $60 $47 $54 $58 $59 $53 $56 1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. 2. As of year end. 3. Reported in the company’s Strategic Land Solutions segment. Strategic Land Solutions is the new segment name for Real Estate, Energy & Natural Resources, effective 2026 Q1. 4. To improve comparability with peer disclosures, amounts shown include Adjusted EBITDA from both Timberlands and Strategic Land Solutions business.

ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION (FAD) RECONCILIATION 1. Funds available for distribution (FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. FAD, as we define it, is net cash from operations adjusted for capital expenditures. FAD measures cash generated during the period (net of capital expenditures) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. 2. Adjusted funds available for distribution (Adjusted FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. Adjusted FAD, as we define it, is net cash from operations adjusted for capital expenditures and significant non-recurring items. Adjusted FAD measures cash generated during the period (net of capital expenditures and significant non-recurring items) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. Adjusted FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. $ Millions 2017 2018 2019 2020 2021 2022 2023 2024 2025 Net cash from operations $1,201 $1,112 $966 $1,529 $3,159 $2,832 $1,433 $1,008 $562 Capital expenditures (excluding discontinued operations) (419) (427) (384) (281) (441) (468) (447) (416) (474) Funds Available for Distribution1 $782 $685 $582 $1,248 $2,718 $2,364 $986 $592 $88 Cash for product remediation payments (from product remediation insurance recoveries) 192 96 (68) (8) — (37) — (25) — Cash tax payments attributable to Cellulose Fibers divestiture 75 — — — — — — — — Monticello engineered wood products facility capital expenditures — — — — — — — — 109 Cash contribution to (cash tax refund associated with contribution to) our U.S. qualified pension plan — 300 — — (95) — — — 200 Adjusted Funds Available for Distribution2 $1,049 $1,081 $514 $1,240 $2,623 $2,327 $986 $567 $397

OTHER NON-GAAP FINANCIAL MEASURES This presentation references forward-looking estimates of free cash flow yield, Adjusted EBITDA multiple and return on investment (ROI), each of which is a non-GAAP financial measure that management uses to evaluate the performance of the company and certain investments. Free cash flow yield, as we define it, is calculated by dividing free cash flow — defined as Adjusted EBITDA generated less capital expenditures to support operations — by the purchase price of the investment. Adjusted EBITDA multiple is calculated by dividing the purchase price by the company's forecasted Adjusted EBITDA. ROI is calculated by dividing forecasted cash flow by invested capital. These measures should not be considered in isolation from, and are not intended to represent alternatives to, our GAAP results. We have not provided a reconciliation of these forward-looking non-GAAP financial measures to the most comparable GAAP measure of net cash from operations (in the case of free cash flow), net earnings (in the case of Adjusted EBITDA multiple) and return on assets (in the case of ROI), because they each exclude the impact of certain items that are inherently difficult to forecast, such as changes in working capital, capital expenditures, and asset sales. Management cannot estimate these items or their impact on free cash flow yield, Adjusted EBITDA multiple or ROI on a forward-looking basis without unreasonable effort. As a result, investors may be unable to accurately compare our historical results to those of other companies that may define or calculate free cash flow yield, Adjusted EBITDA multiple, or ROI differently. Nonetheless, management believes that providing this forward-looking non-GAAP information is useful to investors. Given the uncertain nature of forward-looking statements, we believe investors are able to take into account the inherent limitations of this forward-looking non-GAAP information. Actual results may differ materially from our estimates due to the potential significance of the excluded items.